Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of June 26, 2014 (this “First Amendment”) among B/E AEROSPACE, INC., a Delaware corporation (the “Company”), JPMORGAN CHASE BANK, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), the persons identified on the signature pages hereto as “Incremental Lenders” (collectively, the “Incremental Lenders”), and the Administrative Agent on behalf of the Lenders who have delivered a signature page hereto pursuant to Section 12.1 of the Amended Credit Agreement (as defined below).

The Company, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, Royal Bank of Canada, SunTrust Bank, UBS Securities LLC and Wells Fargo Securities, LLC, as Syndication Agents, and Morgan Stanley MUFG Loan Partners, LLC, The Royal Bank of Scotland PLC and TD Bank, N.A., as Documentation Agents, are parties to that certain Second Amended and Restated Credit Agreement dated as of August 3, 2012 (as amended from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this First Amendment as of the First Amendment Effective Date (as defined below), the “Amended Credit Agreement”; unless otherwise defined herein, capitalized terms defined in the Credit Agreement are used herein as therein defined).  Pursuant to Section 3.1 of the Credit Agreement, the Company has requested that the Incremental Lenders provide a Revolving Credit Commitment Increase under the Credit Agreement in an aggregate amount of $450,000,000.  In accordance with Section 3.3 of the Credit Agreement, each of the Incremental Lenders has elected to provide a Revolving Credit Commitment Increase on the terms and conditions set forth herein.

Pursuant to Section 12.1 of the Credit Agreement, the Company has also requested that the Lenders consent to certain amendments to the Credit Agreement as set forth herein, subject to the terms and conditions set forth herein, and the Required Lenders have so consented and authorized the Administrative Agent to execute this First Amendment on their behalf.

Accordingly, in accordance with Section 3.4 and Section 12.1 of the Credit Agreement, the Company, the Administrative Agent, the Incremental Lenders and the Required Lenders agree as follows:

ARTICLE I
INCREMENTAL COMMITMENT

Section 1.01   Incremental Commitments.  Each Incremental Lender hereby agrees to provide a new, or to increase its existing, Revolving Credit Commitment on the First Amendment Effective Date on the terms and conditions set forth herein by the amount set forth opposite its name on Annex I attached hereto (the “First Revolving Credit Commitment Increase”).  The First Revolving Credit Commitment Increase provided pursuant to this First Amendment is a Revolving Credit Commitment Increase (as defined in the Credit Agreement) and shall be subject to all of the terms and conditions set forth in the Amended Credit Agreement, including, without limitation, Article III; provided, that each Incremental Lender hereby waives the ten Business Day notice period (set forth in Section 3.3 of the Credit Agreement) which would otherwise be applicable to the Company’s request for the First Revolving Credit Commitment Increase.

ARTICLE II
AMENDMENTS TO THE CREDIT AGREEMENT

Section 2.01   Amendments to Effect Revolving Credit Commitment Increase.  The Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“First Amendment” means that certain Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of June 26, 2014 among the Company, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means the date on which the conditions precedent specified in Section 3.01 of the First Amendment are satisfied (or waived).

(b) The definition of “Commitments” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Commitments” means the collective reference to the Revolving Credit Commitments, the Swing Line Commitments and the Incremental Commitments, if any; individually, a “Commitment”.  On the First Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments is $1,400,000,000.  The aggregate amount of all Incremental Commitments made after the First Amendment Effective Date shall not exceed $300,000,000.

(c) The definition of “Documentation Agents” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Documentation Agents” means, collectively, Barclays Bank PLC, Morgan Stanley MUFG Loan Partners, LLC, The Royal Bank of Scotland plc, TD Bank, N.A. and UBS Securities LLC, in their capacities as Documentation Agents with respect to the Commitments (each, a “Documentation Agent”).

(d) The definition of “Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Credit Commitment” means, as to any Lender, its obligations to make Revolving Credit Loans to the Company pursuant to Section 2.1, and to purchase its L/C Participating Interest in any Letter of Credit in an aggregate amount not to exceed at any time the amount set forth opposite such Lender’s name in Schedule 1A under the heading “Revolving Credit Commitment” and in an aggregate amount not to exceed at any time the amount equal to such Lender’s Revolving Credit Commitment Percentage of the aggregate Revolving Credit Commitments, as the aggregate Revolving Credit Commitments may be reduced or adjusted from time to time pursuant to this Amended Agreement; collectively, as to all the Lenders, the “Revolving Credit Commitments”.  On the First Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments is $1,400,000,000.

(e) The definition of “Syndication Agents” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Syndication Agents” means, collectively, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, Royal Bank of Canada, SunTrust Bank and Wells Fargo Securities, LLC, in their capacities as Syndication Agents with respect to the Commitments (each, a “Syndication Agent”).

(f) Section 3.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 3.1   Requests for Incremental Loans.  Upon notice to the Administrative Agent (which shall promptly notify the Lenders) at any time after the Closing Date but prior to the date falling twelve months prior to the Revolving Credit Termination Date, the Company may request (i) term loan commitments (each an “Incremental Term Commitment” and all of them, collectively, the “Incremental Term Commitments”) and (ii) increases in the aggregate amount of Revolving Credit Commitments (each such increase, a “Revolving Credit Commitment Increase” and all of them, collectively, the “Revolving Credit Commitments Increases” and together with the Incremental Term Commitments, the “Incremental Commitments”); provided that (x) after giving effect to any Incremental Commitment, the aggregate amount of Incremental Commitments that have been added pursuant to this Section 3.1 after the First Amendment Effective Date shall not exceed $300,000,000, and (y) any such addition shall be in an aggregate amount of not less than $20,000,000 or any whole multiple of $5,000,000 in excess thereof.  Any loans made in respect of any such Revolving Credit Commitments Increase (the “Incremental Revolving Credit Loans”) shall be made by increasing the aggregate Revolving Credit Commitments with terms identical to those of the existing Revolving Credit Loans, except as otherwise provided in Section 3.2.  Any Loans made in respect of any Incremental Term Commitments (the “Incremental Term Loans” and, collectively with any Incremental Revolving Credit Loans, the “Incremental Loans”) shall be made by creating a new tranche of term loans under this Amended Agreement (an “Incremental Term Loan Tranche”).

(g) Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 11.1   Appointment.  Each Lender hereby irrevocably designates and appoints Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, Royal Bank of Canada, SunTrust Bank and Wells Fargo Securities, LLC as the Syndication Agents of such Lender under this Amended Agreement and acknowledges that the Syndication Agents, in their respective capacity as such, shall have no duties or liabilities under the Credit Documents.  Each Lender hereby irrevocably designates and appoints Barclays Bank PLC, Morgan Stanley MUFG Loan Partners, LLC, The Royal Bank of Scotland plc, TD Bank, N.A. and UBS Securities LLC as the Documentation Agents of such Lender under this Amended Agreement and acknowledges that the Documentation Agents, in their respective capacity as such, shall have no duties or liabilities under the Credit Documents.  Each Lender hereby irrevocably designates and appoints JPMCB as the Administrative Agent under this Amended Agreement and irrevocably authorizes JPMCB as Administrative Agent for such Lender to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Amended Agreement, none of the Agents shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Credit Documents or otherwise exist against any Agent.  The Borrower and each other Credit Party acknowledges and agrees that the Agents, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Credit Parties and their respective Affiliates, and neither any Agent nor any Lender has any obligation to disclose any of such interests to the Borrower or any other Credit Party or any of their respective Affiliates.

(h) Schedule 1A to the Credit Agreement is hereby amended and restated in its entirety by Schedule 1A attached hereto.

Section 2.02   Other Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“BEA Logistics” means BEA Logistics Services LLC, a Delaware limited liability company.

(b) The definition of “Allowed Exclusion Amount” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Allowed Exclusion Amount” means at any date an aggregate amount equal to the book value of that portion of Consolidated Total Domestic Assets which is owned by ATS, ALC, Macrolink or BEA Logistics (collectively, the “Excluded Domestic Assets”); provided, that if that aggregate amount exceeds, $600,000,000, then such “Allowed Exclusion Amount” shall be deemed to be an amount equal to $600,000,000 .

(c) Each instance in the Credit Agreement of (i) the phrase “ATS, ALC and Macrolink” shall be replaced with the phrase “ATS, ALC, Macrolink and BEA Logistics” and (ii) the phrase “ATS, ALC or Macrolink” shall be replaced with the phrase “ATS, ALC, Macrolink or BEA Logistics”.

(d) Each Lender party hereto hereby waives the ten Business Day notice period (set forth in Section 3.3 of the Credit Agreement) which would otherwise be applicable to the Company’s request for the First Revolving Credit Commitment Increase.

(e) Each Lender party hereto hereby waives (i) any Default or Event of Default and (ii) the condition set forth in Section 7.2(a) of the Credit Agreement solely as such condition relates to the representations set forth in Section 6.19 of the Credit Agreement, in each case arising solely from any failure of the Equity Interests of Burns Aerospace Europe SARL and/or BE Aerospace Investments Holdings Ltd. to secure the Obligations as required under the Credit Agreement as a result of the execution and delivery of this First Amendment and the performance of the transactions contemplated hereby; provided that the waiver set forth in this clause (e) shall terminate on the earlier of (x) the date on which all of the security agreements, pledge agreements, mortgages or similar collateral documents described in Section 5.09 hereof have been delivered and (y) the date that is 45 days after the First Amendment Effective Date.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

Section 3.01   Conditions to Effectiveness of this First Amendment.  This First Amendment, the effectiveness of the First Revolving Credit Commitment Increase and each of the amendments to the Credit Agreement contained herein shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions precedent are satisfied (or waived):

(a) Execution and Delivery of This First Amendment.  The Administrative Agent shall have received executed counterparts of this First Amendment executed by (i) (x) in the case of the amendments to the Credit Agreement effected by Section 2.02 hereof, the “Required Lenders” (as defined in the Credit Agreement prior to giving effect to this First Amendment) and (y) in the case of the amendments effected by Section 2.01 hereof, the Incremental Lenders, and (ii) the Company and the Administrative Agent, or written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or electronic transmission (including Adobe pdf file) of an executed signature page of this First Amendment) that each such party has executed a counterpart signature page of this First Amendment.

(b) Payment of Fees.  There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders (including any Person becoming a Lender as part of this First Amendment on the First Amendment Effective Date), as applicable, all fees and expenses (including reasonable out-of-pocket fees, charges and disbursements of counsel) invoiced at least one Business Day prior to the First Amendment Effective Date, and with reasonable supporting documentation, that are due and payable on or before the First Amendment Effective Date.

(c) Deliverables.  The Administrative Agent’s receipt of the following, on or prior to the First Amendment Effective Date, each dated the First Amendment Effective Date (unless otherwise indicated or agreed to by the Administrative Agent) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i) if requested by any Incremental Lender at least two Business Days prior to the First Amendment Effective Date, a Note executed by the Company in favor of such Incremental Lender;

(ii) certified copies of resolutions of the board of directors of each Credit Party approving the execution, delivery and performance of this First Amendment and the transactions contemplated hereby;

(iii) to the extent not previously delivered to the Administrative Agent, true and correct copies of the Organization Documents of each Credit Party, certified as to authenticity by the Secretary or Assistant Secretary of each such Credit Party;

(iv) copies of certificates from the Secretary of State or other appropriate authority of such jurisdiction, evidencing good standing of each Credit Party in its jurisdiction of incorporation and in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect;

(v) opinions addressed to the Administrative Agent, the Collateral Agent and the Lenders of (A) Shearman & Sterling LLP, New York counsel to the Company, and (B) Ryan M. Patch, general counsel to the Company, each in form and substance reasonably satisfactory to the Administrative Agent; and

(vi) closing certificates of the Company, substantially in the form of Exhibits B-1 and B-2 to the Credit Agreement, respectively, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent and its counsel, dated as of the First Amendment Effective Date and executed by (A) the President or any Vice President and (B) the Secretary or any Assistant Secretary of the Company.

(d) Representations and Warranties.  Each of the representations set forth in Article VI of the Credit Agreement, or which are contained in any other Credit Document, to the extent already qualified by materiality, shall be true and correct in all respects, and, if not so already qualified, shall be true and correct in all material respects, in any case on and as of the date of this First Amendment, in each case as if made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(e) No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing on the date of this First Amendment or the date of effectiveness of the First Revolving Credit Commitment Increase or after giving effect to the First Revolving Credit Commitment Increase or the other amendments to the Credit Agreement contained herein.

(f) Financial Compliance.  After giving effect to this First Amendment and the effectiveness of the First Revolving Credit Commitment Increase, the Company shall be in compliance with the covenants set forth in Section 9.1 of the Credit Agreement and (y) the Secured Leverage Ratio of the Company and its Consolidated Subsidiaries shall be less than 2.75 to 1.00, in each case, calculated on a pro-forma basis as of the last day of the fiscal quarter ending on or immediately preceding the First Amendment Effective Date for which the relevant financial information has been delivered to the Lenders pursuant to Section 8.1 or 8.2 of the Credit Agreement, as applicable, giving effect to the full amount of the First Revolving Credit Commitment Increase contemplated by this First Amendment as if it had been fully drawn on the first day of the Measurement Period ending on the last day of such fiscal quarter.

Section 3.02   Effects of this First Amendment.

(a) On the First Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this First Amendment.  The rights and obligations of the parties hereto shall be governed (i) prior to the First Amendment Effective Date, by the Credit Agreement and (ii) on and after the First Amendment Effective Date, by the Amended Credit Agreement.  Once the First Amendment Effective Date has occurred, all references to the Credit Agreement or “this Amended Agreement” in any document, instrument, agreement, or writing shall be deemed to refer to the Amended Credit Agreement.

(b) Other than as specifically provided herein, this First Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document or of any other term or condition of the Credit Agreement or any other Credit Document, nor shall the entering into of this First Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto.  This First Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Company other than pursuant to the strict terms of the Credit Agreement and the other Credit Documents, as amended or supplemented to date (including by means of this First Amendment).

(c) The Incremental Lenders shall be Lenders for purposes of the Credit Documents.

Section 3.03   Acknowledgement and Affirmation of Security Interests.  (a) Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of this First Amendment and the Credit Agreement and consents to the amendments to the Credit Agreement effected pursuant to this First Amendment.  Each Credit Party hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents, the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).

(b) Each Credit Party acknowledges and agrees that (i) any of the Credit Documents to which it is a party or is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid, enforceable, ratified and confirmed in all respects and shall not be impaired or limited by the execution or effectiveness of this First Amendment or the Amended Credit Agreement, and (ii) all security interests created under any of the Collateral Documents shall continue in full force and effect pursuant to the terms of such Collateral Document.  Each Credit Party represents and warrants that all representations and warranties contained in this First Amendment and the other Credit Documents to which it is a party or is otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

(c) Each Credit Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Credit Party (other than the Company) is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Credit Document shall be deemed to require the consent of such Credit Party (other than the Company) to any future amendments to the Credit Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.01   Representations and Warranties of the Company.  In order to induce the Incremental Lenders to commit to provide the First Revolving Credit Commitment Increase, the Company represents and warrants, as of the First Amendment Effective Date, as set forth below:

(a) Power and Authority.  Each Credit Party has the corporate power and authority and the legal right (i) to make, deliver and perform this First Amendment and any agreement or certificate required to be delivered hereunder (collectively, the “First Amendment Documents”) to which it is a party, and (ii) to perform the Amended Credit Agreement.  Each Credit Party has taken all necessary corporate action to authorize the execution, delivery and performance of the First Amendment Documents to which it is a party, and the performance of the Amended Credit Agreement.  No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required in connection with the execution, delivery or performance by any Credit Party, or the validity or enforceability against any Credit Party, of (x) any First Amendment Document to the extent that it is a party thereto, or (y) the Amended Credit Agreement (with respect only to the performance thereof), in each case other than any such consent or authorization which has been obtained or filing which has been made to the extent required hereunder, or the failure of which to obtain could have a Material Adverse Effect.

(b) Binding Effect.  Each of the First Amendment Documents has been duly executed and delivered on behalf of each Credit Party party thereto, and each of such First Amendment Documents and the Amended Credit Agreement constitute the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

ARTICLE V
MISCELLANEOUS

Section 5.01   Headings.  The various headings of this First Amendment are included for convenience of reference only and shall not affect the interpretation of this First Amendment or any provision hereof.

Section 5.02   Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.03   Counterparts.  This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this First Amendment, executed by each party hereto, shall be lodged with the Company and the Administrative Agent.

Section 5.04   Integration.  This First Amendment, the Amended Credit Agreement and the other Credit Documents represent the entire agreement of the Credit Parties, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Credit Documents.

Section 5.05   GOVERNING LAW; NO THIRD PARTY RIGHTS.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT AND THE AMENDED CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.  THIS FIRST AMENDMENT IS SOLELY FOR THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND, EXCEPT AS SET FORTH IN SECTION 12.6 OF THE AMENDED CREDIT AGREEMENT, NO OTHER PERSONS SHALL HAVE ANY RIGHT, BENEFIT, PRIORITY OR INTEREST UNDER, OR BECAUSE OF THE EXISTENCE OF, THIS FIRST AMENDMENT OR THE AMENDED CREDIT AGREEMENT.

Section 5.06   SUBMISSION TO JURISDICTION; WAIVERS.  (a)  EACH PARTY TO THIS FIRST AMENDMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT, THE AMENDED CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SECTION 12.2 OF THE AMENDED CREDIT AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

(iv) AGREES THAT NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, THE AMENDED CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 5.07   Fees and Expenses.  The Company agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates to the extent required by Section 12.5 of the Amended Credit Agreement.

Section 5.08   Credit Document Pursuant to Credit Agreement.  This First Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement).  From and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Amended Credit Agreement.

Section 5.09   Post-Closing Covenant.  The Company agrees to deliver or cause to be delivered, on or prior to the date that is 45 days following the First Amendment Effective Date, any security agreements, pledge agreements, mortgages or similar collateral documents, and any amendments to any such collateral documents, as may be required to cause the Collateral Agent to have a perfected security interest, for the benefit of the Secured Parties (as defined in the Amended Credit Agreement), in 65% of the Equity Interests of Burns Aerospace Europe SARL and 65% of the Equity Interests of BE Aerospace Investments Holdings Ltd., as security for the Obligations as required under the Credit Agreement.

Section 5.10   Resignation of UBS Securities LLC.  By executing this First Amendment, UBS Securities LLC hereby resigns as Syndication Agent under and pursuant to the Amended Credit Agreement effective as of the date hereof.  This Section 5.10 shall constitute the notice pursuant to Section 11.9 of the Amended Credit Agreement and each Lender party hereto hereby waives the 30 day notice period (set forth in Section 11.9 of the Credit Agreement) which would otherwise be applicable to such resignation.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the signatories hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

COMPANY:	B/E AEROSPACE, INC.

By:
Name:
Title:

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

DOCUMENTATION AGENT:	BARCLAYS BANK PLC, as Documentation Agent

By:
Name:
Title:

DOCUMENTATION AGENT:	UBS SECURITIES LLC, as Documentation Agent, and as Resigning Syndication Agent

By:
Name:
Title:

ADMINISTRATIVE AGENT, ON BEHALF OF THE LENDERS:	JPMORGAN CHASE BANK, N.A., as Administrative Agent, for and on behalf of the Lenders who have delivered a signature page hereto pursuant to Section 12.1 of the Credit Agreement

By:
Name:
Title:

INCREMENTAL LENDERS:	JPMORGAN CHASE BANK, N.A. as an Incremental Lender

By:
Name:
Title:

______________________, as an Incremental Lender

By:
Name:
Title:

Annex I

Lender	Revolving Credit Commitment Increase
JPMorgan Chase Bank, N.A.	$9,666,666
Citibank, N.A.	$15,000,000
SunTrust Bank	$9,666,667
Wells Fargo Bank, N.A.	$9,666,667
Credit Suisse AG, Cayman Islands Branch	$12,500,000
Goldman Sachs Bank USA	$24,500,000
Royal Bank of Canada	$12,500,000
TD Bank, N.A.	$35,000,000
The Royal Bank of Scotland PLC	$21,500,000
Barclays Bank PLC	$75,000,000
UBS Loan Finance LLC	-
Deutsche Bank AG New York Branch	$62,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$21,500,000
U.S. Bank National Association	$10,000,000
PNC Bank National Association	$8,000,000
Branch Banking & Trust Company	$5,000,000
Capital One Business Credit Corp.	$15,000,000
Sumitomo Mitsui Banking Corporation	$18,000,000
Commerzabnk AG, New York and Grand Cayman Branches	$30,000,000
Morgan Stanley Bank, N.A.	-
Capital Bank, N.A.	$25,000,000
The Northern Trust Company	$20,000,000
City National Bank of Florida	$10,000,000
First Commercial Bank, Ltd, New York Branch	-
TOTAL:	$450,000,000

Schedule 1A

COMMITMENT AMOUNTS

Lender	Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$90,000,000
Citibank, N.A.	$90,000,000
SunTrust Bank	$90,000,000
Wells Fargo Bank, N.A.	$90,000,000
Credit Suisse AG, Cayman Islands Branch	$87,500,000
Goldman Sachs Bank USA	$87,500,000
Royal Bank of Canada	$87,500,000
TD Bank, N.A.	$85,000,000
The Royal Bank of Scotland PLC	$85,000,000
Barclays Bank PLC	$75,000,000
UBS Loan Finance LLC	$75,000,000
Deutsche Bank AG New York Branch	$62,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$59,600,000
U.S. Bank National Association	$55,000,000
PNC Bank National Association	$45,000,000
Branch Banking & Trust Company	$40,000,000
Capital One Business Credit Corp.	$40,000,000
Sumitomo Mitsui Banking Corporation	$40,000,000
Commerzabnk AG, New York and Grand Cayman Branches	$30,000,000
Morgan Stanley Bank, N.A.	$25,400,000
Capital Bank, N.A.	$25,000,000
The Northern Trust Company	$20,000,000
City National Bank of Florida	$10,000,000
First Commercial Bank, Ltd, New York Branch	$5,000,000
TOTAL:	$1,400,000,000